UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2007 (July 18, 2007)
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	000-30533 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
(a)	On July 18, 2007, Texas Capital Bancshares, Inc. issued a press release and made a concurrent public presentation regarding its operating and financial results for its fiscal quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.
The information in this report (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In August 2006, the Securities and Exchange Commission approved an amendment to NASDAQ Rule 4350 that requires NASDAQ listed companies on and after January 1, 2008 to be eligible to participate in a Direct Registration Program (“DRP”). A DRP permits an investor’s ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. Investors then receive annual statements from the issuer indicating their holdings.
As a result, on July 17, 2007, the Board of Directors of Texas Capital Bancshares, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective July 17, 2007. The Amendment modified Section 1 of Article IX of the Bylaws to permit the issuance of shares of the Company’s stock in uncertificated form. The Amendment also permits direct or “book-entry” registration of shares of the Company’s stock and thereby facilitates the Company’s eligibility to participate in a DRP.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

5.3	First Amendment to the Amended and Restated Bylaws of Texas Capital Bancshares, Inc., dated as of July 17, 2007

99.1	Press Release, dated July 18, 2007, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended June 30, 2007

99.2	Presentation given July 18, 2007 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended June 30, 2007
FORWARD-LOOKING STATEMENTS
     The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,”

“expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
5.3	First Amendment to the Amended and Restated Bylaws of Texas Capital Bancshares, Inc., dated as of July 17, 2007

99.1	Press Release, dated April 18, 2007, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended March 31, 2007

99.2	Presentation given April 18, 2007 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2007